UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2021 (March 9, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 9, 2021, iSun, Inc. (the “Company”) entered into that certain Amendment No. 1 to Warrant Agreement (the “Warrant Amendment”) with Continental Stock Transfer & Trust Company (“Continental”), regarding  4,194,500 warrants to purchase Common Stock of the Company, par value $0.0001 (the “Common Stock”), at an exercise price of $5.75 per half share ($11.50 per full share)  pursuant to the terms of that certain Warrant Agreement between the Company and Continental dated March 2, 2016 (the “Warrant Agreement”). The purpose of the Warrant Amendment was to correct a typographical error in Section 6.1 of the Warrant Agreement.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The Warrant Amendment corrects a typographical error in Section 6.1 of the Warrant Agreement. The original Warrant Agreement provided that the Company could, at its option, redeem, at a redemption price of $0.01 per warrant, all of the outstanding warrants at any time that the last sale price of the Company’s Common Stock has been at least $24.00 per share on each of twenty (20) trading days within any thirty (30) trading day period. This $24.00 price was incorrect and the result of a typographical error. The Warrant Amendment corrects this price to the intended price of $15.00 per share and is consistent with the Underwriting Agreement entered into in connection with the Company’s initial public offering (the “IPO”)  and the Prospectus provided to purchasers of Units (which included the Warrants).  .
The description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference to the Warrant Amendment, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On March 9, 2021, the Company issued a press release announcing the redemption of all of its outstanding public warrants to purchase shares of the Company’s Common Stock that were issued under the Warrant Agreement. A copy of the press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

A copy of the Notice of Redemption delivered by the Company is filed as Exhibit 99.2 to this Report and is incorporated herein by reference. None of this Current Report on Form 8-K, the press release attached hereto as Exhibit 99.1 nor the Notice of Redemption attached hereto as Exhibit 99.2 constitutes an offer to sell or the solicitation of an offer to buy any Company securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Amendment No. 1 to Warrant Agreement, dated March 9, 2021
99.1	Press Release, dated March 9, 2021
99.2	Notice of Redemption, dated March 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2021
iSun, Inc.

	By:	/s/ Jeffrey Peck
	Name:	Jeffrey Peck
	Title:	Chief Executive Officer